UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Mattson Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24838	77-0208119
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 657-5900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of President and Chief Operating Officer.

Effective March 31, 2008, Robert MacKnight will cease to serve in the position of President and Chief Operating Officer of Mattson Technology, Inc. (the "Company"). Mr. MacKnight has entered into a separation agreement with the Company as of November 14, 2007 (the "Separation Agreement"), which provides for his transition from President and Chief Operating Officer to Vice President, with a transition period and term of employment ending July 31, 2009.

(e) Separation Agreement with President and Chief Operation Officer

In connection with his retirement from the Company, effective March 31, 2008 (the "Transition Date"), Robert MacKnight will cease to serve in the position of President and Chief Operating Officer, and will transition to Vice President for a sixteen month period (the "Transition Period"), ending July 31 2009. During the Transition Period, Mr. MacKnight will provide transition services to the Company to effect a smooth transition of his responsibilities to others.

During the Transition Period, Mr. MacKnight will continue to be an employee of the Company. As such, he will continue to vest in any stock options granted to him by the Company and that are unvested as of the Transition Date. The period during which he is permitted to exercise stock options is unchanged, and is to be determined in accordance with the terms otherwise applicable to those options.

From the Transition Date to November 30, 2008 (eight months), Mr. MacKnight will receive his full current salary. From December 1, 2008 to July 31, 2009 (eight months), Mr. MacKnight will receive one half of his current salary. In addition to his salary, during the Transition Period Mr. MacKnight will continue to receive all Company-paid benefits to which he is currently entitled. Mr. MacKnight will be paid for his accrued but unused personal time off, and an untaken sabbatical leave benefit of seven weeks pay.

The Separation Agreement between Mr. MacKnight and the Company is attached as Exhibit 10.1, and is incorporated by reference under this Item 5.02.

Item 7.01.    Regulation FD Disclosure.

On November 14, 2007, the Company issued a press release announcing the transition plans under which Mr. MacKnight is to resign as President and Chief Operating Officer of the Company, effective March 31, 2008. The full text of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit	Description
10.1	Separation Agreement between Mattson Technology, Inc. and Robert MacKnight, dated November 14, 2007.
99.1	November 14, 2007 Press Release by Mattson Technology, Inc.*

__________

*Pursuant to Item 7.01 of Form 8-K, Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2007

Mattson Technology, Inc.

By: /s/ William I. Turner

William I. Turner
Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Separation Agreement between Mattson Technology, Inc. and Robert MacKnight, dated November 14, 2007.
99.1	November 14, 2007 Press Release by Mattson Technology, Inc.*

__________

*Pursuant to Item 7.01 of Form 8-K, Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.